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                                 EXHIBIT (5)(g)

                               FORM OF APPLICATION

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[LOGO]
[TRANSAMERICA
 LIFE INSURANCE COMPANY]                                                LANDMARK
                                                    VARIABLE ANNUITY APPLICATION

      Mail the application and a check to:    Transamerica Life Insurance Company
                                              Attn: Variable Annuity Dept.
      Service Office:                         P.O. Box 3183, Cedar Rapids, IA 52406-3183
Overnight Mailing Address:                    4333 Edgewood Rd. NE, Cedar Rapids, IA 52499
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1. TYPE OF ANNUITY (SOURCE OF FUNDS)

      Initial purchase payment $___________________________________________
      [_] Non qualified
          [_] New Money [_] 1035 Exchange
      [_] Qualified
          [_] New Money [_] Rollover [_] Transfer
          Qualified Type:
              [_] IRA [_] Roth IRA [_] SEP/IRA [_] 403(b)
              [_] Keogh  [_] Roth Conversion [_] Other_____________________
              IRA/SEP/ROTH IRA
              $________________ Contribution for tax year__________________
              $________________ Trustee to Trustee Transfer
              $________________ Rollover from
               [_] IRA [_] 403(b) [_] Pension [_] Other____________________
              ROTH IRA Rollover
              _________________Date first established or date of conversion
              $________________Portion previously taxed

2(a). PRIMARY OWNER INFORMATION

      If no Annuitant is specified in #3, the Owner will be the Annuitant. If a Trust is named as Owner or Beneficiary, additional paperwork will be required.

      First Name: _________________________________________________________

      Last Name: __________________________________________________________

      Address: ____________________________________________________________

      City, State: ________________________________________________________

      Zip: ________-_________ Telephone: __________________________________

      Email Address (optional): ___________________________________________

      Date of Birth: _____________________ Sex: [_] Female   [_]  Male

      SSN/TIN: ____________________________ Citizenship:  [_] U.S.[_] Other

2(b). JOINT OWNER INFORMATION (Optional)

      First Name: _________________________________________________________

      Last Name: __________________________________________________________

      Address: ____________________________________________________________

      City, State: ________________________________________________________

      Zip: ________-_________ Telephone: __________________________________

      Date of Birth: _____________________ Sex: [_] Female   [_]  Male

      SSN/TIN: ____________________________ Citizenship:  [_] U.S.[_] Other

3. ANNUITANT

        Complete only if different from Primary Owner.

      First Name: _________________________________________________________

      Last Name: __________________________________________________________

      Address: ____________________________________________________________

      City, State: ________________________________________________________

      Zip: ________-_________ Telephone: __________________________________

      Date of Birth: _____________________ Sex: [_] Female   [_]  Male

      SSN/TIN: ____________________________ Citizenship:  [_] U.S.[_] Other

4. BENEFICIARY(IES) DESIGNATION

   Name                         Relationship             [_] Primary

   ____________________________ ____________    ______%  [_] Contingent


   Name                         Relationship             [_] Primary

   ____________________________ ____________    ______%  [_] Contingent


   Name                         Relationship             [_] Primary

   ____________________________ ____________    ______%  [_] Contingent


   Name                         Relationship             [_] Primary

   ____________________________ ____________    ______%  [_] Contingent


   Name                         Relationship             [_] Primary

   ____________________________ ____________    ______%  [_] Contingent


5. GUARANTEED DEATH BENEFITS

   If no option is specified, the Return of Premium Death Benefit will apply.
   Your selection cannot be changed after the policy has been issued.

   [_]  Return of Premium Death Benefit, available for issue through age 90.
        Daily M&E Risk Fee and Administrative Charge is 1.30% annually.

   [_]  Annual Step-Up Death Benefit, available for issue through age 75. Daily
        M&E Risk Fee and Administrative Charge is 1.50% annually.

   [_]  Double Enhanced Death Benefit, available for issue through age 70. Daily
        M&E Risk Fee and Administrative Charge is 1.80% annually.

6. OTHER AVAILABLE RIDERS

   If no selection is made, the benefit will not apply.

   Additional Death Distribution (earnings enhancement):
        [_] Yes (Available at an additional cost, see prospectus)
        [_] No

   Liquidity Rider:
        [_] Yes (Available at an additional cost, see prospectus)
        [_] No

7. TELEPHONE TRANSFER AUTHORIZATION

   Please complete this section to authorize you and/or your Registered
   Representative to make transfer requests via our recorded telephone line or internet. (check one selection only):

   [_] Owner(s) only, or    [_] Owner(s) and Owner's Registered
                                Representative


VA-APP 05/03

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8. PORTFOLIO INVESTMENT STRATEGY

 [_] Lump Sum
     I elect to allocate 100% of my contributions according to percentage listed in Section 10 "Lump Sum Allocation Section".

 [_] Dollar Cost Averaging (DCA) Program
     I elect to allocate 100% of my contributions according to percentage listed in Section 11 "DCA Transfer Allocation Section".

 [_] Combined: Lump Sum and DCA Program (must total 100%)
     I elect to allocate as follows:

     __________% as a lump-sum contributions according to percentages listed in
     Section 10 "Lump Sum Allocation Section".

     __________% in the DCA Account and transferred according to percentages listed in Section 11 "DCA Transfer Allocation Section".

9. DCA TRANSFER STRATEGY

 DCA Strategy (There is a $500 minimum transfer amount for the DCA program.)
 Transfer from: (Select 1 of the following)

 [_] 1. DCA Fixed Account*:
     [_]6 Mo. [_]12 Mo. [_]18 Mo. [_]24 Mo. [_]Other ______________ ___________
                                                  (Specify period and frequency)

 [_] 2. Money Market Account:
     [_] 6 Mo. [_]12 Mo. [_]18 Mo. [_]24 Mo. [_]Other ______________ __________
                                                  (Specify period and frequency)

 [_] 3. Transamerica US Government Securities
     [_]6 Mo. [_]12 Mo. [_]18 Mo. [_]24 Mo. [_]Other ______________ ___________
                                                  (Specify period and frequency)

Complete Section 11 for DCA transfer allocation.
*Washington and Massachusetts residents, DCA cannot exceed twelve months or four quarters.

10. LUMP SUM ALLOCATION

Fixed Accounts:
__________.0%    1 Year Fixed Guarantee Period Option*
__________.0%    3 Year Fixed Guarantee Period Option*
__________.0%    5 Year Fixed Guarantee Period Option*
__________.0%    7 Year Fixed Guarantee Period Option*

Subaccounts:
__________.0%    Asset Allocation - Conservative Portfolio - Service Class
__________.0%    Asset Allocation - Growth Portfolio - Service Class
__________.0%    Asset Allocation - Moderate Portfolio - Service Class
__________.0%    Asset Allocation - Moderate Growth Portfolio - Service Class
__________.0%    AIM V.I. Basic Value Fund - Series II
__________.0%    AIM V.I. Capital Appreciation Fund - Series II
__________.0%    Alger Aggressive Growth - Service Class
__________.0%    Alliance Growth & Income Portfolio - Class B
__________.0%    Alliance Premier Growth Portfolio - Class B
__________.0%    American Century Income & Growth - Service Class
__________.0%    American Century International - Service Class
__________.0%    BlackRock Global Science & Technology Opportunities - Service
                  Class
__________.0%    BlackRock Mid Cap Growth - Service Class
__________.0%    Capital Guardian Global - Service Class
__________.0%    Capital Guardian U.S. Equity - Service Class
__________.0%    Capital Guardian Value - Service Class
__________.0%    Clarion Real Estate Securities - Service Class
__________.0%    Fidelity - VIP Contrafund(R) Portfolio - Service Class 2
__________.0%    Fidelity - VIP Equity-Income Portfolio - Service Class 2
__________.0%    Fidelity - VIP Growth Portfolio - Service Class 2
__________.0%    Fidelity - VIP Mid Cap Portfolio - Service Class 2
__________.0%    Fidelity - VIP Value Strategies Portfolio - Service Class 2
__________.0%    Great Companies - America(SM) - Service Class
__________.0%    Great Companies - Global/2/ - Service Class
__________.0%    Great Companies - Technology(SM) - Service Class
__________.0%    Janus Aspen - Mid Cap Growth Portfolio - Service Shares
__________.0%    Janus Aspen - Worldwide Growth Portfolio - Service Shares
__________.0%    Janus Balanced (A/T) - Service Class
__________.0%    Janus Growth (A/T) - Service Class
__________.0%    Jennison Growth - Service Class
__________.0%    J.P. Morgan Enhanced Index - Service Class
__________.0%    MFS High Yield - Service Class
__________.0%    MFS New Discovery Series - Service Class
__________.0%    MFS Total Return Series - Service Class
__________.0%    PBHG/NWQ Value Select - Service Class
__________.0%    PBHG Mid Cap Growth - Service Class
__________.0%    PIMCO Total Return - Service Class
__________.0%    Salomon All Cap - Service Class
__________.0%    Transamerica Convertible Securities - Service Class
__________.0%    Transamerica Equity - Service Class
__________.0%    Transamerica Growth Opportunities - Service Class
__________.0%    Transamerica Money Market - Service Class
__________.0%    Transamerica U.S. Government Securities - Service Class
__________.0%    T. Rowe Price Equity Income - Service Class
__________.0%    T. Rowe Price Growth Stock - Service Class
__________.0%    T. Rowe Price Small Cap - Service Class
__________.0%    Van Kampen Active International Allocation - Service Class
__________.0%    Van Kampen Asset Allocation - Service Class
__________.0%    Van Kampen Emerging Growth - Service Class

11. DCA TRANSFER ALLOCATION

Transfer To:
__________.0%    Asset Allocation - Conservative Portfolio - Service Class
__________.0%    Asset Allocation - Growth Portfolio - Service Class
__________.0%    Asset Allocation - Moderate Portfolio - Service Class
__________.0%    Asset Allocation - Moderate Growth Portfolio - Service Class
__________.0%    AIM V.I. Basic Value Fund - Series II
__________.0%    AIM V.I. Capital Appreciation Fund - Series II
__________.0%    Alger Aggressive Growth - Service Class
__________.0%    Alliance Growth & Income Portfolio - Class B
__________.0%    Alliance Premier Growth Portfolio - Class B
__________.0%    American Century Income & Growth - Service Class
__________.0%    American Century International - Service Class
__________.0%    BlackRock Global Science & Technology Opportunities - Service
                 Class
__________.0%    BlackRock Mid Cap Growth - Service Class
__________.0%    Capital Guardian Global - Service Class
__________.0%    Capital Guardian U.S. Equity - Service Class
__________.0%    Capital Guardian Value - Service Class
__________.0%    Clarion Real Estate Securities - Service Class
__________.0%    Fidelity - VIP Contrafund(R) Portfolio - Service Class 2
__________.0%    Fidelity - VIP Equity-Income Portfolio - Service Class 2
__________.0%    Fidelity - VIP Growth Portfolio - Service Class 2
__________.0%    Fidelity - VIP Mid Cap Portfolio - Service Class 2
__________.0%    Fidelity - VIP Value Strategies Portfolio - Service Class 2
__________.0%    Great Companies - America(SM) - Service Class
__________.0%    Great Companies - Global/2/ - Service Class
__________.0%    Great Companies - Technology(SM) - Service Class
__________.0%    Janus Aspen - Mid Cap Growth Portfolio - Service Shares
__________.0%    Janus Aspen - Worldwide Growth Portfolio - Service Shares
__________.0%    Janus Balanced (A/T) - Service Class
__________.0%    Janus Growth (A/T) - Service Class
__________.0%    Jennison Growth - Service Class
__________.0%    J.P. Morgan Enhanced Index - Service Class
__________.0%    MFS High Yield - Service Class
__________.0%    MFS New Discovery Series - Service Class
__________.0%    MFS Total Return Series - Service Class
__________.0%    PBHG/NWQ Value Select - Service Class
__________.0%    PBHG Mid Cap Growth - Service Class
__________.0%    PIMCO Total Return - Service Class
__________.0%    Salomon All Cap - Service Class
__________.0%    Transamerica Convertible Securities - Service Class
__________.0%    Transamerica Equity - Service Class
__________.0%    Transamerica Growth Opportunities - Service Class
__________.0%    Transamerica Money Market - Service Class
__________.0%    Transamerica U.S. Government Securities - Service Class
__________.0%    T. Rowe Price Equity Income - Service Class
__________.0%    T. Rowe Price Growth Stock - Service Class
__________.0%    T. Rowe Price Small Cap - Service Class
__________.0%    Van Kampen Active International Allocation - Service Class
__________.0%    Van Kampen Asset Allocation - Service Class
__________.0%    Van Kampen Emerging Growth - Service Class


*The following states only allow the 1 year Guaranteed Period Option: CT, FL,
NJ, PA, VT, VA, WA No
Guaranteed Period Options are allowed in: MA and OR


VA-APP 05/03

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12. ASSET REBALANCING

    I elect to rebalance the variable subaccounts according to my lump sum allocation using the frequency indicated below.

    Does not include Fixed Accounts and not available with DCA.

    If you would like to rebalance to a mix other than the indicated Allocation of Purchase Payments, please complete the Optional Programs Form.

    [_] Monthly     [_] Quarterly    [_] Semi-Annually     [_] Annually

13. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE

    [_] Check here if you want to be sent a copy of "Statement of Additional Information."

    Will this annuity replace or change any existing annuity or life insurance?
    [_] No     [_] Yes (If yes, complete the following)

    Company: ___________________________________________________________________

    Policy No.:_________________________________________________________________

    . Unless I have notified the Company of a community or marital property interest in this contract, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

    . To the best of my knowledge and belief, my statements and answers to the questions on this application are correct and true.

    .  I am in receipt of a current prospectus for this variable annuity.

    .  This application is subject to acceptance by Transamerica Life Insurance
       Company. If this application is rejected for any reason, Transamerica
       Life Insurance Company will be liable only for return of purchase payment paid.

    . Florida Residents- Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

    . Account values when allocated to any of the subaccounts in Section 10 are not guaranteed as to fixed dollar amount.

    .  For residents in all states except CT, MN, PA, VT, VA, WA
       When funds are allocated to the Fixed Accounts in Section 10, policy values may increase or decrease in accordance with an Excess Interest
       Adjustment prior to the end of the Guaranteed Period.

    I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE
    FOR MY NEEDS.

    Signed at:__________________________________________________________________
                         City                State               Date

    Owner(s) Signature: X
                        --------------------------------------------------------
    Joint Owner(s) Signature: X
                              --------------------------------------------------
    Annuitant Signature: (if not Owner) X
                                        ----------------------------------------

14. AGENT INFORMATION

    Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?

    [_] No   [_] Yes

    I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS
    COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

    #1: Registered Rep/Licensed Agent

        Print First Name:_______________________________________________________

        Last Name:______________________________________________________________

        Signature: X
                   -------------------------------------------------------------

        Rep Phone #: ___________________________________________________________

        Email Address (Optional):_______________________________________________

        SSN/TIN:________________________________________________________________

        Florida Agent License # (FL only):______________________________________

    #2: Registered Rep/Licensed Agent

        Print First Name:_______________________________________________________

        Last Name:______________________________________________________________

        Signature: X
                   -------------------------------------------------------------

        Rep Phone #: ___________________________________________________________

        Email Address (optional):_______________________________________________

        SSN/TIN:________________________________________________________________

        Florida Agent License # (FL only):______________________________________

    Firm Name:__________________________________________________________________

    Firm Address:_______________________________________________________________

    For Registered Representative Use Only - Contact your home office for program information.

    [_] Double Enhanced Death Benefit (only option for benefit)
    [_] Option A  [_] Option B  [_] Option C

    (Once selected, program cannot be changed)

REPLACEMENT INFORMATION

              For applicants in Colorado, Hawaii, Iowa, Louisiana,
                 Maryland, Mississippi, Montana, New Hampshire,
                             North Carolina, Vermont

    Applicant:

    Do you have any existing policies or contracts?    [_]  No   [_] Yes
    (If Yes, you must complete and submit with the application the "Important
    Notice Replacement of Life Insurance or Annuities.")

    Agent:

    Did the agent/registered representative present and leave the applicant
    insurer-approved sales material?                   [_] No    [_] Yes


VA-APP 05/03


 For Application in AZ

    Upon your written request, the Company is required to provide, within a reasonable time, reasonable factual information concerning the benefits and provisions of the contract to you. If for some reason you are not satisfied with the contract, you may return it within twenty days after it is delivered and receive a refund equal to the premiums paid, including any policy or contract fees or other charges, less the amounts allocated to any separate accounts under the policy or contract, plus the value of any separate accounts under the policy or contract on the date the returned policy is received by the insurer.

    Annuity Commencement Date:_____________________ Recommended annuitant age 70 1/2 for qualified.

 For Applicants in AR, NM, PA

    Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects a person to criminal and civil penalties.

 For Applicants in CO

    It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, and denial of insurance, and civil damages. Any insurance company or agent or an insurance company who knowingly provides false, incomplete, or misleading facts or information to the policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

 For Applicants in DC, TN

    It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

For Applicants in KY, OH, OK

    Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

 For Applicants in LA

    Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

 For Applicants in ME

    Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

 For Applicants in NJ

    Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

 For Applicants in VA

    Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law. This plan is intended to qualify under the Internal Revenue Code for tax favored status. Language contained in this policy referring to Federal tax statutes or rules is informational and instructional and this language is not subject to approval for delivery. Your qualifying status is the controlling factor as to whether your funds will receive tax favored treatment rather than the insurance contract. Please ask your tax advisor if you have any questions as to whether or not you qualify.


VA-APP 05/03